UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 9, 2009

River Rock Entertainment Authority

(Exact name of registrant as specified in its charter)

Not Applicable	333-115186	68-0490898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 Highway 128 East
Geyserville, California		95441
(Address of principal executive offices)		(Zip Code)

(707) 857-2777

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Amendment No. 1 to Form 8-K is being filed to provide the letter contained in Exhibit 16.1 and to clarify information relating to the engagement of the new audit firm.

Section 4 — Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

Auditor Dismissal

On April 9, 2009, the Board of Directors of the River Rock Entertainment Authority (the “Authority”) acting as the Authority’s Audit Committee and the Dry Creek Gaming Commission (the “Commission”) notified Deloitte & Touche LLP (“D&T”), the Authority’s independent accounting firm for the Authority’s last seven fiscal years, that it had elected to change accounting firms and, therefore, was dismissing D&T.

None of D&T’s reports on the Authority’s financial statements for the previous fiscal years ended December 31, 2007 or December 31, 2008 contained an adverse opinion nor a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

The decision to change accountants was made by the Authority’s board of directors acting as the Authority’s audit committee and the Commission.

There were no disagreements with D&T, whether resolved or unresolved during the two most recent fiscal years and the subsequent interim period preceding the dismissal of D&T, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to D&T’s satisfaction, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report.

During the Authority’s two most recent fiscal years and any subsequent interim period preceding the dismissal of D&T, based on the Authority’s communications with D&T to date, the Authority is not aware of any “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K) that have occurred.

Pursuant to Item 304(a)(3) of Regulation S-K, the Authority has provided a copy of this report to D&T and has requested that D&T furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Authority and, if not, stating the respects in which it does not agree.  A copy of this letter is attached as an exhibit to this report on Form-8K.

Auditor Engagement

On April 28, 2009, the Authority and the Dry Creek Gaming Commission engaged McGladrey & Pullen, LLP (“McGladrey”) as its new independent accounting firm subject to McGladrey’s completion of customary client acceptance procedures.  Neither the Authority, nor anyone acting on its behalf, consulted McGladrey regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Authority’s financial statements, and neither a written report nor oral advice was provided to the Authority that it considered an important factor in reaching a decision as to the accounting or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Regulation S-K, Item 304(a)(1)(iv) and the related instructions) or reportable event (as defined in Regulation S-K, Item 304(a)(1)(v)).

Section 9 — Financial Statements and Exhibits

Item 9.01(d). Exhibits.

(d) Exhibits.

EXHIBIT	DESCRIPTION

16.1	Letter from D&T regarding change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 29, 2009

River Rock Entertainment Authority

By:	/s/ Joseph R. Callahan
Joseph R. Callahan Chief Financial Officer